UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2005.

_____________________

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32365	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3225 North Central Avenue, Suite 1205 Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 602-277-5559

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Colonie Center Acquisition

On February 1, 2005, Feldman Mall Properties, Inc. (the “Company”), a real estate investment trust focused on the renovation and repositioning of retail shopping malls, announced the completion of the acquisition of Colonie Center, a 1.2 million square foot mall in Albany, New York. Colonie Center was acquired pursuant to a Purchase and Sale Agreement, dated September 29, 2004, by and between Feldman Equities Operating Partnership, L.P. (the “Operating Partnership”), a subsidiary of the Company and BRE / Colonie Center LLC (the “Seller”). The Company serves as the sole general partner of the Operating Partnership. The property was purchased on an all-cash basis for $82.2 million. Additional information regarding the acquisition is set forth under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Overview”, on page 50, “Structure and Formation of Our Company – Colonie Center Acquisition”, on page 63, “Business and Properties – Overview”, “–Our Properties”, on pages 74, and 84 of the Prospectus included in the Company’s Registration Statement on Form S-11/A, File No. 333-118246, filed December 15, 2004, which is incorporated herein by reference.

Financing for the acquisition will be funded with proceeds from the Company’s recent initial public offering and financing activities.

With the completion of this acquisition, the Company now owns 4 regional malls consisting of approximately 4.1 million square feet, including non-owned anchor tenants.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited financial statements for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is filed.

(b)	Pro Forma Financial Information.

Pro forma financial information for the Property will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is filed.

(c)	Exhibits.
	Exhibit 2.1	Purchase and Sale Agreement, dated September 29, 2004, by and between BRE / Colonie Center LLC and Feldman Equities Operating Partnership, L.P., incorporated by reference to the Company’s Registration Statement on Form S-11 (No. 333-118246) declared effective by the Commission on December 15, 2004.

	Exhibit 2.2	First Amendment to Purchase and Sale Agreement, dated December 13, 2004, by and between BRE/Colonie Center LLC and Feldman Equities Operating Partnership, L.P.

	Exhibit 2.3	Second Amendment to Purchase and Sale Agreement, dated January 28, 2005, by and among BRE / Colonie Center LLC, FMP Colonie Center LLP and Feldman Equities Operating Partnership, L.P.

	Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.

	By:	/s/ Jeffrey Erhart
		Name:	Jeffrey Erhart
		Title:	General Counsel and Secretary

Date: February 7, 2005

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Purchase and Sale Agreement, dated September 29, 2004, by and between BRE / Colonie Center LLC and Feldman Equities Operating Partnership, L.P., incorporated by reference to the Company’s Registration Statement on Form S-11 (No. 333-118246) declared effective by the Commission on December 15, 2004.

Exhibit 2.2	First Amendment to Purchase and Sale Agreement, dated December 13, 2004, by and between BRE/Colonie Center LLC and Feldman Equities Operating Partnership, L.P.

Exhibit 2.3	Second Amendment to Purchase and Sale Agreement, dated January 28, 2005, by and among BRE / Colonie Center LLC, FMP Colonie Center LLP and Feldman Equities Operating Partnership, L.P.

Exhibit 99.1	Press Release.